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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 1, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

            MISSOURI              0-20600                   43-1311101
        (State or other       (Commission File           (I.R.S. Employer
        jurisdiction of            Number)                Identification
         organization)                                        Number)

        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                    63044
        (Address of principal executive offices)            (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As of February 1, 2005, Zoltek Companies, Inc. (the "Registrant") substantially completed the previously reported wind-down of two divisions of its Zoltek Rt. subsidiary in Hungary, resulting in the abandonment of these operations. The abandoned operations consist of the manufacture of textile acrylic and nylon fibers and yarns.

         In the fourth quarter of fiscal 2004, the Registrant formally adopted a plan to discontinue and exit the two divisions. These divisions were deemed not to be part of the long-term strategy of the Registrant and not expected to be profitable in the foreseeable future due to the continued pricing pressure from competitive manufacturers. In the fourth quarter of fiscal 2004, the Registrant recorded an impairment loss on discontinued operations of $0.2 million associated with severance payments. Although there were continued sales of inventory in existence at the time the related production facilities stopped operation to the established customer base, those sales declined to a de minimis level by the end of January 2005.

         The assets of the two abandoned divisions consist of tangible and intangible property, including equipment, inventories, accounts receivable, supplies, business records and contract and intellectual property rights specifically related to the abandoned operations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of businesses acquired.
               -------------------------------------------

           Not applicable.

           (b) Pro forma financial information.
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           The abandoned divisions were reflected as discontinued operations in the Registrant's consolidated financial statements as of September 30, 2004 and 2003 and for the fiscal years ended September 30, 2004, 2003 and 2002. In accordance with Rule 11-01(a)(4), these financial statements are included in this filing as Exhibit 99.1.

           (c) Exhibits.
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           Exhibit No. 99.1 Registrant's consolidated financial
           statements as of September 30, 2004 and 2003 and for the fiscal years ended September 30, 2004, 2003 and 2002, including the notes thereto.

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                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 4, 2005

                                          ZOLTEK COMPANIES, INC.

                                          By /s/ Kevin Schott
                                             -----------------------
                                             Kevin Schott
                                             Chief Financial Officer


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